Exhibit 10.2
EXECUTION VERSION
SECOND AMENDMENT
          SECOND AMENDMENT, dated as of December 10, 2010 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of February 7, 2007 (as amended as of April 10, 2007, the “Credit Agreement”), among The Scotts Miracle-Gro Company, an Ohio corporation (the “Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties to the Credit Agreement (the “Subsidiary Borrowers”), the several banks and other financial institutions and entities from time to time parties to the Credit Agreement (the “Lenders”), the Syndication Agent and the Documentation Agents named therein, and JPMorgan Chase Bank, N.A., as agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the Borrower has requested that the Credit Agreement be amended as provided herein;
          WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendments to the Credit Agreement, subject to the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.
     2. Amendment to Subsection 7.5(e) (Limitation on Indebtedness). Subsection 7.5(e) is hereby amended by deleting “$200,000,000” in the third proviso therein and inserting “$450,000,000” in lieu thereof.
     3. Representations and Warranties. On and as of the date hereof, and after giving effect to this Amendment, each of the Borrower and the Subsidiary Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case it hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.
     4. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, each Subsidiary Borrower and the Required Lenders.
     5. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

     6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation the reasonable fees and disbursements of counsel to the Administrative Agent.
     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     8. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

THE SCOTTS MIRACLE-GRO COMPANY
By:	/s/ Vincent C. Brockman
	Name:	Vincent C. Brockman
	Title:	Executive Vice President and General Counsel

HYPONEX CORPORATION
By:	/s/ Vincent C. Brockman
	Name:	Vincent C. Brockman
	Title:	Executive Vice President and General Counsel

SCOTTS AUSTRALIA PTY. LTD
By:	/s/ Ed Claggett
	Name:	Ed Claggett
	Title:	Vice President - Tax and Risk

SCOTTS CANADA LTD.
By:	/s/ Vincent C. Brockman
	Name:	Vincent C. Brockman
	Title:	Executive Vice President and General Counsel

SCOTTS HOLDINGS LIMITED
By:	/s/ Ed Claggett
	Name:	Ed Claggett
	Title:	Vice President - Tax and Risk

SCOTTS MANUFACTURING COMPANY
By:	/s/ Ed Claggett
	Name:	Ed Claggett
	Title:	Vice President - Tax and Risk

Signature Page to Second Amendment

EG SYSTEMS, INC.
By:	/s/ Vincent C. Brockman
	Name:	Vincent C. Brockman
	Title:	Executive Vice President and General Counsel

SCOTTS TEMECULA OPERATIONS, LLC
By:	/s/ Vincent C. Brockman
	Name:	Vincent C. Brockman
	Title:	Executive Vice President and General Counsel

THE SCOTTS COMPANY (UK) LTD.
By:	/s/ Ed Claggett
	Name:	Ed Claggett
	Title:	Vice President - Tax and Risk

SCOTTS TREASURY EEIG
By:	/s/ Ed Claggett
	Name:	Ed Claggett
	Title:	Vice President - Tax and Risk

THE SCOTTS COMPANY LLC
By:	/s/ Vincent C. Brockman
	Name:	Vincent C. Brockman
	Title:	Executive Vice President and General Counsel

TEAK 2, LTD., F/K/A/ SMITH & HAWKEN, LTD.
By:	/s/ Vincent C. Brockman
	Name:	Vincent C. Brockman
	Title:	Executive Vice President and General Counsel

Signature Page to Second Amendment

SMG GROWING MEDIA, INC.
By:	/s/ Vincent C. Brockman
	Name:	Vincent C. Brockman
	Title:	Executive Vice President and General Counsel

GUTWEIN & CO., INC.
By:	/s/ Vincent C. Brockman
	Name:	Vincent C. Brockman
	Title:	Executive Vice President and General Counsel

Signature Page to Second Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Vice President

Signature Page to Second Amendment

AGSTAR FINANCIAL SERVICES, PCA
By:	/s/ Donald G. Lindeman
	Name:	Donald G. Lindeman
	Title:	Vice President

BANK LEUMI USA
By:	/s/ Joung Hee Hong
	Name:	Joung Hee Hong
	Title:	First Vice President

BANK OF AMERICA, N.A.
By:	/s/ Mike Delaney
	Name:	Mike Delaney
	Title:	Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ Carla Ryan
	Name:	Carla Ryan
	Title:	Authorised Signatory

By:	/s/ David Rafferty
	Name:	David Rafferty
	Title:	Authorised Signatory

THE BANK OF NOVA SCOTIA
By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

Signature Page to Second Amendment

BNP PARIBAS
By:	/s/ Curt Price
	Name:	Curt Price
	Title:	Managing Director

By:	/s/ Fik Durmus
	Name:	Fik Durmus
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD
By:	/s/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Title:	Authorized Signatory

CITIBANK N.A.
By:	/s/ Mark R. Floyd
	Name:	Mark R. Floyd
	Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA
By:	/s/ Philip R. Medsger
	Name:	Philip R. Medsger
	Title:	Senior Vice President

COBANK, ACB
By:	/s/ Hal Nelson
	Name:	Hal Nelson
	Title:	Vice President

COMERICA BANK
By:	/s/ Brandon Welling
	Name:	Brandon Welling
	Title:	Assistant Vice President

Signature Page to Second Amendment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ Matthias Guillet
	Name:	Matthias Guillet
	Title:	Director

By:	/s/ Joseph Philbin
	Name:	Joseph Philbin
	Title:	Director

FIFTH THIRD BANK
By:	/s/ Michael J. Schaltz, Jr.
	Name:	Michael J. Schaltz, Jr.
	Title:	Vice President

FIRSTMERIT BANK, N.A.
By:	/s/ Robert G. Morlan
	Name:	Robert G. Morlan
	Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Rebecca Ford
	Name:	Rebecca Ford
	Title:	Duly Authorized Signatory

BMO HARRIS FINANCING INC. F/K/A BMO CAPITAL MARKETS FINANCING INC.
By:	/s/ Pamela Schwartz
	Name:	Pamela Schwartz
	Title:	Director

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

Signature Page to Second Amendment

THE NORTHERN TRUST COMPANY
By:	/s/ Jeffrey P. Sullivan
	Name:	Jeffrey P. Sullivan
	Title:	Vice President

PEOPLE’S UNITED BANK
By:	/s/ Francis J. McGinn
	Name:	Francis J. McGinn
	Title:	Senior Commercial Loan Officer, SVP

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH
By:	/s/ Andrew Sherman
	Name:	Andrew Sherman
	Title:	Executive Director

By:	/s/ Michael L. Lautie
	Name:	Michael L. Lautie
	Title:	Executive Director

THE ROYAL BANK OF SCOTLAND N.V., (CANADA) BRANCH
By:	/s/ Lawrence J. Maloney
	Name:	Lawrence J. Maloney
	Title:	Country Executive

By:	/s/ H. Bayu Budiatmanto
	Name:	H. Bayu Budiatmanto
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Yasuhiko Imai
	Name:	Yasuhiko Imai
	Title:	Group Head

Signature Page to Second Amendment

TD BANK, N.A.
By:	/s/ Marla Wilner
	Name:	Marla Wilner
	Title:	Senior Vice President

WELLS FARGO BANK N.A.
By:	/s/ Peter Martinets
	Name:	Peter Martinets
	Title:	Managing Director

Signature Page to Second Amendment